UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): April 15, 2016

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2016 Omnibus Incentive Plan

On April 15, 2016, the Board of Directors (the “Board”) of Hanger, Inc. (the “Company”) adopted the Hanger, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”).  The 2016 Plan has two complementary purposes: (1) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (2) to increase shareholder value.  The 2016 Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock (“Common Stock”), receive monetary payments based on the value of Common Stock, or receive other incentive compensation.

Upon approval of the 2016 Plan, the Company’s 2010 Omnibus Incentive Plan (the “2010 Plan”) was no longer available for future awards.  However, awards previously granted under the 2010 Plan and still outstanding continue to be subject to all terms and conditions of the 2010 Plan.

The 2016 Plan authorizes the issuance of up to 2,250,000 shares of Common Stock, plus (1) the number of shares available for issuance under the 2010 Plan that had not been made subject to outstanding awards as of the effective date of the 2016 Plan and (2) any shares that would have become available again for new grants under the terms of the 2010 Plan if such plan were still in effect.  No more than 2,250,000 shares may be issued pursuant to the exercise of incentive stock options, and no incentive stock options may be granted without approval of the 2016 Plan by the Company’s stockholders.

The 2016 Plan will be administered by the Compensation Committee (the “Committee”) of the Board except to the extent it elects to delegate certain of its duties as permitted by the terms of the 2016 Plan.  The Committee will have the authority to interpret the 2016 Plan and any agreement covering any award under the 2016 Plan; make, change and rescind rules and regulations relating to the 2016 Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award.

Any of the officers, employees, directors, non-employee directors, consultants and advisors of the Company and its affiliates is eligible to be granted one or more of the following types of awards under the 2016 Plan: (1) options to purchase shares of Common Stock, (2) stock appreciation rights, (3) performance shares, (4) performance units, (5) common stock, (6) restricted shares of Common Stock, (7) restricted stock units, (8) incentive awards and (9) dividend equivalent units.  The 2016 Plan includes separate limits on the numbers of shares and dollar values of awards that may be issued to any individual participant.  Specifically, no participant may be granted awards under the 2016 Plan that could result in such participant:

•                                          receiving stock options for, and/or stock appreciation rights with respect to, more than 540,000 shares of Common Stock (or 55,000 shares of Common Stock for a non-employee director) during any fiscal year of the Company;

•                                          receiving awards of restricted stock, restricted stock units, and/or other stock-based award relating to more than 270,000 shares of Common Stock (or 27,500 shares of Common Stock for a non-employee director) during any fiscal year of the Company;

•                                          receiving an award of performance shares and/or an award of performance units the value of which is based on the fair market value of a share of Common Stock, payment of more than 540,000 shares of Common Stock (or 55,000 shares of Common Stock for a non-employee director) in respect of any period of two consecutive fiscal years of the Company, or for more than 810,000 shares of Common Stock (or 83,000 shares of Common Stock for a non-employee director) in respect of any period of three consecutive fiscal years of the Company;

•                                          receiving annual incentive award(s) in respect of any single fiscal year of the Company that could result in a cash payment of more than $1,500,000 (or a payment of more than $200,000 for a non-employee director);

•                                          receiving long-term incentive award(s) and/or award(s) of performance units the value of which is not based on the fair market value of a share of Common Stock in respect of any period of two fiscal years of the Company that could result in a payment of more than $3,000,000 (or a payment of more than $400,000 for a non-employee director), or in respect of any three fiscal years of the Company that could result in the payment of $4,500,000 (or a payment of more than $600,000 for a non-employee director); or

•                                          receiving other stock-based awards or dividend equivalent units relating to more than 250,000 shares of Common Stock (or 25,000 shares of Common Stock for a non-employee director) during any fiscal year.

Each of these limitations is subject to adjustment under the adjustment provisions of the 2016 Plan. Unless earlier terminated by the Board, the 2016 Plan will terminate on the date all shares reserved for issuance under the 2016 Plan have been issued.

The Committee approved the following form of award agreements for use in making awards under the 2016 Plan:  a stock option award agreement for executives (the “Executive Option Award”), a stock option award agreement for employees (the “Employee Option Award”), a stock option award agreement for non-employee directors (the “Director Option Award”), a restricted stock unit agreement for executives (the “Executive RSU Award”), a restricted stock unit agreement for employees (the “Employee RSU Award”) and a restricted stock unit agreement for non-employee directors (the “Director RSU Award”).

The Company cannot currently determine the benefits, if any, to be paid under the 2016 Plan in the future to the named executive officers of the Company.  Such benefits will be determined by the Committee from time to time.

The foregoing descriptions of the 2016 Plan, the Executive Option Award, the Employee Option Award, the Director Option Award, the Executive RSU Award, the Employee RSU Award and the Director RSU Award are qualified in their entirety by reference to the full text of the 2016 Plan, the Executive Option Award, the Employee Option Award, the Director Option Award, the Executive RSU Award, the Employee RSU Award and the Director RSU Award, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

(10.1)	Hanger, Inc. 2016 Omnibus Incentive Plan

(10.2)	Form of Executive Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.3)	Form of Employee Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.4)	Form of Non-Employee Director Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.5)	Form of Executive Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan

(10.6)	Form of Employee Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan

(10.7)	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

	By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Dated: April 18, 2016		Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

(10.1)	Hanger, Inc. 2016 Omnibus Incentive Plan

(10.2)	Form of Executive Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.3)	Form of Employee Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.4)	Form of Non-Employee Director Stock Option Award Agreement under the 2016 Omnibus Incentive Plan

(10.5)	Form of Executive Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan

(10.6)	Form of Employee Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan

(10.7)	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the 2016 Omnibus Incentive Plan